MERRILL LYNCH
U.S.A. GOVERNMENT
RESERVES




FUND LOGO




Semi-Annual Report

February 28, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
U.S.A.Government Reserves
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch U.S.A. Government Reserves
February 28, 1999


DEAR SHAREHOLDER

For the six-month period ended February 28, 1999, Merrill Lynch
U.S.A. Government Reserves paid shareholders a net annualized dividend of 4.41%*. The fund's 7-day yield as of February 28, 1999 was 4.05%.

The average portfolio maturity for Merrill Lynch U.S.A. Government Reserves at February 28, 1999 was 75 days, compared to 65 days at August 31, 1998.


The Environment
Investor attitudes shifted markedly during the six months ended February 28, 1999. The US economy demonstrated surprising strength as 1998 drew to a close. As 1999 began, forecasts of a possible slowdown gave way to increasing expectations that the US economy could overheat. As a result, US long-term bond yields backed up to mid-summer 1998 levels as investors increasingly anticipated monetary policy tightening by the Federal Reserve Board. However, shortly after the February quarter's close, investor confidence returned as weaker-than-expected US employment statistics suggested that inflationary pressures would continue to be contained and that the central bank would not make major adjustments to its monetary policy.

Throughout the February quarter, we remained constructive based on our view that, although growth was strong, inflation was benign.

As 1999 unfolds, investor focus is likely to remain on the prospects for the US economy. For the health of the global economy overall, the ongoing recession in Japan is of great concern. At the same time, the difficulties in emerging economies such as Russia and Brazil remain. Progress in easing strains within the global financial system--combined with continued evidence of noninflationary economic growth--would likely provide an important element of stability to the financial markets.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.



In Conclusion
We appreciate your ongoing support of Merrill Lynch U.S.A.
Government Reserves, and we look forward to sharing our investment outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Marie Dwyer)
Marie Dwyer
Vice President and Portfolio Manager



March 30, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch U.S.A. Government Reserves' Board of Trustees. We are pleased to announce that Terry
K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.






Merrill Lynch U.S.A. Government Reserves
February 28, 1999


SCHEDULE OF INVESTMENTS                           (in Thousands)

                        Face    Interest    Maturity      Value
Issue                  Amount     Rate         Date     (Note 1a)

US Government Obligations--38.0%

US Treasury Bills*     $ 8,100    3.69  %    4/22/1999  $  8,044
                         5,000    4.40      11/12/1999     4,835

US Treasury Notes       11,000    6.25       3/31/1999    11,016
                         6,100    6.375      4/30/1999     6,117
                         5,000    6.375      5/15/1999     5,016
                        10,000    6.25       5/31/1999    10,034
                        23,000    6.75       5/31/1999    23,101
                        17,000    6.00       6/30/1999    17,069
                         5,000    6.75       6/30/1999     5,031
                         2,000    6.375      7/15/1999     2,012
                         3,000    6.875      7/31/1999     3,024
                        22,000    6.00       8/15/1999    22,110
                        40,000    5.875      8/31/1999    40,187
                        13,500    5.75       9/30/1999    13,563
                        21,000    7.125      9/30/1999    21,053
                        10,000    6.00      10/15/1999    10,069
                         7,000    5.875     11/15/1999     7,045
                         5,000    5.625     11/30/1999     5,026
                         8,000    5.375      1/31/2000     8,025
                         5,000    7.75       1/31/2000     5,119
                         5,000    5.875      2/15/2000     5,039
                         3,000    5.50       2/29/2000     3,013
                         2,000    7.125      2/29/2000     2,040
                        10,000    6.875      3/31/2000    10,188
                         1,000    4.50       9/30/2000       990
                         1,300    4.625     12/31/2000     1,288

Total US Government Obligations
(Cost--$250,335)                                         250,054

  Face
 Amount                          Issue

Repurchase Agreements**--62.2%

$32,000    Aubrey G. Lanston & Co., Inc., purchased
           on 2/26/1999 to yield 4.77% to 3/01/1999       32,000

 16,000    Barclays Capital Inc., purchased on 2/26/1999
           to yield 4.76% to 3/01/1999                    16,000



SCHEDULE OF INVESTMENTS                           (in Thousands)

  Face                                                    Value
 Amount                          Issue                  (Note 1a)

Repurchase Agreements (concluded)

$32,000    Credit Suisse First Boston Corp.,
           purchased on 2/26/1999 to yield 4.85%
           to 3/01/1999                                 $ 32,000

 32,000    Deutsche Bank Securities Inc., purchased on
           2/18/1999 to yield 4.78% to 3/04/1999          32,000

 25,000    Donaldson, Lufkin & Jenrette Securities Corp.,
           purchased on 2/26/1999 to yield 4.76% to
           3/01/1999                                      25,000

 32,000    Greenwich Capital Markets, Inc., purchased
           on 2/26/1999 to yield 4.77% to 3/01/1999       32,000

 32,000    J.P. Morgan Securities Inc., purchased on
           2/26/1999 to yield 4.84% to 3/01/1999          32,000

 32,000    Lehman Brothers Inc., purchased on
           2/26/1999 to yield 4.80% to 3/01/1999          32,000

 32,000    Morgan Stanley & Co., Inc., purchased on
           2/26/1999 to yield 4.84% to 3/01/1999          32,000

 32,000    Nesbitt Burns Securities, Inc., purchased on
           2/26/1999 to yield 4.77% to 3/01/1999          32,000

 32,000    Nomura Securities International, Inc.,
           purchased on 2/26/1999 to yield 4.85% to
           3/01/1999                                      32,000

 19,479    PaineWebber Inc., purchased on 2/26/1999
           to yield 4.78% to 3/01/1999                    19,479

 30,000    Salomon, Smith Barney, Inc., purchased on
           2/26/1999 to yield 4.77% to 3/01/1999          30,000

 30,000    Warburg Dillon Read LLC, purchased on
           2/26/1999 to yield 4.82% to 3/01/1999          30,000

Total Repurchase Agreements
(Cost--$408,479)                                         408,479

Total Investments (Cost--$658,814)--100.2%               658,533

Liabilities in Excess of Other Assets--(0.2%)             (1,355)
                                                        --------
Net Assets--100.0%                                      $657,178
                                                        ========


[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Repurchase Agreements are fully collateralized by US Government &
  Agency Obligations.

See Notes to Financial Statements.




Merrill Lynch U.S.A. Government Reserves
February 28, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1999
Assets:             Investments, at value (identified cost--$658,814,066*) (Note 1a)                      $  658,532,814
                    Cash                                                                                             494
                    Interest receivable                                                                        4,467,090
                    Prepaid registration fees and other assets (Note 1d)                                          45,730
                                                                                                          --------------
                    Total assets                                                                             663,046,128
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                       $    5,243,598
                      Investment adviser (Note 2)                                               227,301
                      Distributor (Note 2)                                                      178,998
                      Dividends to shareholders (Note 1f)                                           293        5,650,190
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       218,412
                                                                                                          --------------
                    Total liabilities                                                                          5,868,602
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  657,177,526
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited number of
Consist of:         shares authorized                                                                     $   65,745,878
                    Paid-in capital in excess of par                                                         591,712,900
                    Unrealized depreciation on investments--net                                                 (281,252)
                                                                                                          --------------
                    Net Assets--Equivalent to $1.00 per share based on 657,458,778
                    shares of beneficial interest outstanding                                             $  657,177,526
                                                                                                          ==============

                   *Cost for Federal income tax purposes. As of February 28, 1999, net unrealized depreciation for Federal income tax purposes amounted to $281,252, of which $171,454 related to appreciated securities and $452,706 related to depreciated securities.

                    See Notes to Financial Statements.


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 28, 1999
Investment Income   Interest and amortization of premium and discount earned                              $   16,482,957
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                    $    1,452,422
                    Transfer agent fees (Note 2)                                                537,649
                    Distribution fees (Note 2)                                                  371,439
                    Registration fees (Note 1d)                                                  47,754
                    Accounting services (Note 2)                                                 46,759
                    Custodian fees                                                               36,387
                    Professional fees                                                            34,044
                    Printing and shareholder reports                                             29,230
                    Trustees' fees and expenses                                                  24,039
                    Other                                                                         5,897
                                                                                         --------------
                    Total expenses                                                                             2,585,620
                                                                                                          --------------
                    Investment income--net                                                                    13,897,337
                                                                                                          --------------

Realized &          Realized gain on investments--net                                                            136,700
Unrealized Gain     Change in unrealized appreciation/depreciation on investments--net                          (644,939)
(Loss) on                                                                                                 --------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                  $   13,389,098
(Note 1c):                                                                                                ==============


                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
February 28, 1999


FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                           February 28,      August 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                               $   13,897,337   $   27,768,449
                    Realized gain on investments--net                                           136,700           29,131
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (644,939)         317,956
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                     13,389,098       28,115,536
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                  (13,897,337)     (27,768,449)
Distributions to    Realized gain on investments--net                                          (136,700)         (29,131)
Shareholders                                                                             --------------   --------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (14,034,037)     (27,797,580)
                                                                                         --------------   --------------

Beneficial          Net proceeds from sale of shares                                        944,711,045    1,655,219,704
Interest            Net asset value of shares issued to shareholders in
Transactions        reinvestment of dividends and distributions (Note 1f)                    14,032,806       27,785,818
(Note 3):                                                                                --------------   --------------
                                                                                            958,743,851    1,683,005,522
                    Cost of shares redeemed                                                (908,941,670)  (1,633,427,991)
                                                                                         --------------   --------------
                    Net increase in net assets derived from beneficial interest
                    transactions                                                             49,802,181       49,577,531
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                             49,157,242       49,895,487
                    Beginning of period                                                     608,020,284      558,124,797
                                                                                         --------------   --------------
                    End of period                                                        $  657,177,526   $  608,020,284
                                                                                         ==============   ==============


                    See Notes to Financial Statements.


Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                    February 28,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  1999       1998     1997      1996       1995
Per Share           Net asset value, beginning of period              $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                             .0211      .0484     .0471     .0474      .0472
                      Realized and unrealized gain (loss) on
                      investments--net                                  (.0008)     .0007     .0005    (.0002)     .0017
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0203      .0491     .0476     .0472      .0489
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0211)    (.0484)   (.0471)   (.0474)    (.0472)
                      Realized gain on investments--net                 (.0002)    (.0001)   (.0001)   (.0003)    (.0007)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0213)    (.0485)   (.0472)   (.0477)    (.0479)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return                              4.41%*     4.92%     4.81%     4.97%      4.87%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .80%*      .83%      .82%      .82%       .85%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income and realized gain
                    on investments--net                                  4.35%*     4.82%     4.71%     4.78%      4.79%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of period (in thousands)          $657,178   $608,020  $558,125  $554,285   $558,929
                                                                      ========   ========  ========  ========   ========

                   *Annualized.


                    See Notes to Financial Statements.



Merrill Lynch U.S.A. Government Reserves
February 28, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium or discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of 0.45% of the average daily net assets of the Fund.


Merrill Lynch U.S.A. Government Reserves
February 28, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering sharebuilder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



Merrill Lynch U.S.A. Government Reserves
February 28, 1999


OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Joseph T. Monagle Jr., Executive Vice President
Kevin J. McKenna, Senior Vice President
Marie Dwyer, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary


Gerald M. Richard, Treasurer of Merrill Lynch
U.S.A. Government Reserves has recently retired.
His colleagues at Merrill Lynch Asset Manage-ment, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210